Prepayments, Deposits and Other Receivables	12 Months Ended
Jun. 30, 2025
Prepayments, Deposits and Other Receivables [Abstract]
Prepayments, Deposits and Other Receivables

5. Prepayments, Deposits and Other Receivables

Prepayments, deposits and other receivables consisted of the following at June 30:

	2025	2024
Rental deposits	$337,880	$—
Other deposits	29,065	8,331
Deposits for investments	468,000	—
Other receivables	112,726	—
Prepayments	829,021	8,525
Prepayments for the acquisition of property and equipment	331,324	—
Total prepayments, deposits and other receivables	$2,108,016	$16,856
Less: allowance for CECL	—	—
Total prepayments, deposits and other receivables, net	$2,108,016	$16,856
Less: amount classified as non-current assets	(1,022,554)	—
Amount classified as current assets	$1,085,462	$16,856

Other receivables primarily represent the fund advances to the third parties. Other receivables were unsecured, interest-free and repayable on demand.

Deposits for investments represent refundable deposits for pending equity investments in a private company incorporated in Singapore and are expected to close by March 31, 2026. These are reviewed for impairment under ASC 326, with no allowance recorded as of June 30, 2025, as recoverability is deemed probable based on counterparty creditworthiness and historical experience.

Prepayments for the acquisition of property and equipment represent advances for the purchase of AI-related assets and are expected to be reclassified to property and equipment within 12 months upon transfer of control (see Note 7). These are reviewed for impairment periodically, with no impairment recognized as the assets are anticipated to be received as contracted.